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                                                                    EXHIBIT 23.6

         CONSENT OF ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our report dated August 8, 2001, included in Inverness Medical Innovations, Inc.'s Prospectus and to all reference to our Firm included in this registration statement.

/s/ ARTHUR ANDERSEN LLP

Boston, Massachusetts

August 8, 2001